UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

META MATERIALS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive Dartmouth, Nova Scotia, Canada	B2Y 4M9
(Address of principal executive offices)	(Zip Code)

(902) 482-5729

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to NBH Loan Agreement and to 8% Secured Promissory Note

On March 31, 2023, in exchange for a prepayment of One Million dollars ($1,000,000) of the currently outstanding principal of the loans under Loan Agreement dated as of September 2, 2022 (as amended by a First Amendment to Loan Agreement dated as of December 21, 2022, and as further amended from time to time, the “Loan Agreement”) among Meta Materials Inc. (the “Company”), as lender, and Next Bridge Hydrocarbons, Inc. (“NBH”) and its subsidiaries (NBH together with its subsidiaries, “Next Bridge”), the Company and Next Bridge (a) extended the maturity date of the loans under the Loan Agreement from March 31, 2023 to October 3, 2023, and (b) increased the total amount of commitments and loans made by the Company to Next Bridge under the Loan Agreement to $7,589,361.77 (before giving effect to such $1,000,000 prepayment) in aggregate principal.

In addition, on March 31, 2023, the Company and NBH amended the 8% Secured Promissory Note, dated October 1, 2021 (as amended by that certain First Amendment Agreement, dated as of September 2, 2022, and as further amended from time to time, the “Secured Note”), issued and payable by NBH to the Company, to extend the maturity date of the Secured Note from March 31, 2023 to October 3, 2023. The existing liens securing the Secured Note were also reaffirmed by the grantors of such liens.

The preceding descriptions of the amendments are qualified in their entireties by reference to the full texts of the copies of the First Amendment to the Loan Agreement filed herewith as Exhibit 2.1, the Second Amendment to the Loan Agreement filed herewith as Exhibit 2.2, the First Amendment to the Secured Note filed herewith as Exhibit 2.3, and the Second Amendment to the Secured Note filed herewith as Exhibit 2.4, in each case, to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	First Amendment to Meta Materials Inc. - Next Bridge Loan Agreement, dated as of December 21, 2022

2.2	Second Amendment to Meta Materials Inc. - Next Bridge Loan Agreement, dated as of March 31, 2023

2.3	First Amendment to Meta Materials Inc. & Oilco Holdings Inc - 8% Promissory Note, dated September 2, 2022

2.4	Second Amendment to Meta Materials Inc. & Oilco Holdings Inc - 8% Promissory Note, dated as of March 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date: April 4, 2023	By:	/s/ Ken Rice
Ken Rice
Chief Financial Officer & Chief Operating Officer